Jacynthe Côté
President – Bauxite and Alumina
Alcan Investor Workshop

Toronto, October 3, 2006

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Statements made in the course of this presentation which describe the Company's or management’s objectives, projections, estimates, expectations or predictions may be "forward-looking statements"
within the meaning of securities laws.  All statements that address the
Company's expectations or projections about the future including statements about the Company's growth, cost reduction goals, operations reorganization plans, expenditures and financial results are forward-looking statements.  nature, forward-looking statements involve risk and uncertainty and actual actions or results could differ materially. Reference should be made to the most recent Form 10-Q and 10-K for a summary of
factors that could cause such differences. In addition, certain non-GAAP measures are used which are reconciled to the
comparable GAAP measures herein or on the Company’s website at
www.alcan.com in the “Investors” section.
 Forward Looking Statements

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Discussion Topics
■
Group Performance
■
Update on Current Portfolio
■
Alumina Market / China
■
Additional Growth Opportunities
■
Summary

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Recordable Case Rate
2.23
6.3
4.34
3.96
2.74
1.89
1.6
0
1
2
3
4
5
6
7
2001
2002
2003
2004
2005
2006
YTD
LTII Cases
1.2
1.36
0.65
0.54
0.65
0.48
0
0.2
0.4
0.6
0.8
1
1.2
1.4
1.6
2001
2002
2003
2004
2005
YTD
2006
Improving trend on environment, health and safety performance
EHS Performance

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Alumina Production & Revenues
Strong B&A production growth
LME
B&A SGA Production (Kt)
Gove expansion (Kt)
Alumar expansion (Kt)
Production
Production (Kt)
3,992
5,052
4,992
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
2003
2004
2005
2006
2007
2008

500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Revenues $M // LME
273
100
200
300
400
500
600
700
2003
2004
2005
2006
BGP $M
BGP, Revenues & LME
BGP H1
  BGP H2
199
242
200
278
108
111
1,427
1,721
1,899
2,562

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Balance of Bauxite Portfolio (Kt)	Current	Post-Approved Expansions
Internal Production	16,500	19,900
Internal Demand	13,500	17,300
Internal Balance	3,000	2,600

Balance of Alumina Portfolio (Kt)
Internal Production	5,200	7,200
Internal Demand	6,600	7,100
Internal Balance	(1,400)	100
Alcan Bauxite and Alumina Balance

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Key Competitive Advantages
■
Low cost position
➢
with completion of the Gove expansion, the gas to Gove project and the Alumar expansion, B&A will have 50% of its production in lowest cost quartile
■
Technology/engineering capabilities
➢
best commercially available technology
■
Preferred partner
➢
sustainability consolidates our “license to operate” and supports access to new resources

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Alcan’s technology is well-recognized
Process improvement
■
These 8 new grey tanks will
replace  all  28 old tanks in the
centre of the picture while:
•
Increasing production from
2m Mt to 3.8m Mt and
•
Freeing up space for
another possible expansion
and reducing capital cost
Capex reduction
■
Low-cost country
sourcing of major
modules helped
reduce schedule
and exposure to
Australian market
conditions
■
Breakthroughs are being realized in process improvement with impact on capital costs, footprint and schedule
■
Alcan uses advanced exploration techniques with the contribution of satellite imaging and 3D modelling, providing a new, sophisticated, low-cost exploration approach
Technology and Innovation

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Raw Material Price & Currency
Volatility
Oil: SING 380 (US$/bbl)
CAGR Jan 98 - Aug 06: 19%
10
20
30
40
50
60
0.40
0.50
0.60
0.70
0.80
0.90
CAN$
AUS$
Caustic: ASP North America (US$/DMT)
CAGR Jan 00- Aug 06: 22%
0
50
100
150
200
250
300
350
400
450
Freight: BDI Index ($/day)
CAGR Jan 98 - Aug 06: 13%
1,000
2,000
3,000
4,000
5,000
6,000
7,000
1.00
1.00
1.00
1.00
The alumina industry has been affected by unprecedented price increases…

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Alumina Industry Block Cost
2001-2006
… impacting substantially the industry cost curve
Source: CRU
40.63
38.45
38.98
46.02
50.31
51.31
25.50
26.72
26.81
28.03
28.91
28.94
14.77
15.12
16.73
18.78
19.60
19.63
37.35
37.36
41.96
49.71
58.82
63.30
17.7
18.1
12.1
13.6
25.8
28.3
2001
2002
2003
2004
2005
2006
136 $/t
136 $/t
137 $/t
156 $/t
183 $/t
191 $/t
Industry AVG
Cash Cost
$/t
Bauxite
Caustic
Energy
Labour
Maintenance
& Materials

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World Ranking Site Operating Costs,  2005
Source: CRU & Alcan Internal.
Target 50% of production in 1st quartile by 2009
0
50
100
150
200
250
300
350
400
0
20
40
60
80
100
Cumulative
Production (%)
Industry Average ‘05: 184
$/t
Alcan ‘05: 191 $/t
Industry Average ‘04: 157
$/t
Alcan ‘04:
155 $/t
Alcan ‘05 1st
Quartile 33%
Alcan ‘05 2nd
Quartile 3%
Alcan ‘05 3rd
Quartile 37%
Alcan ‘05 4th
Quartile 27%
Improveme
nt  range
Target 2010
50% ~ 60%
Target 2010
   20% ~ 30%
Target 2010
0%
Target 2010
20%
Evolution of Competitive Position 2005
-2010

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Gove Expansion
Project on schedule despite challenging industrial environment in Australia
■
Excellent EHS performance
■
Some 25-30% of the capital cost enhances current
operating efficiency and environmental performance
■
Assembly of modules in low-cost countries allowed
for:
•
Rapid construction schedule (27 months)
•
Partial mitigation of exposure to high-cost
environment in Australia
■
Unplanned hours for brownfield work became
obvious in July-August as we started commissioning
of some systems
■
Expansion reduces cash cost by 30$/t
■
Gas conversion is also exposed to tight construction
environment in Australia and we are assessing other
options while maintaining support for PNG

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Gove Expansion

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■
Expansion of 2.1 Mt from existing
capacity of 1.4 Mt.
■
Alcan owns 10% with Alcoa and BHP
holding the remaining 90%
■
Construction underway (20% in overall
progress) with outstanding EHS
performance
■
First production in Q3-2008 (expected
33-month construction)
Cumulative Production
Alumar current
Conversion Cost
Post-expansion
Conversion Cost
0
50
100
150
200
250
300
25%
50%
75%
Industry Conversion Costs, Forecast 2008
Source: CRU
$/t
Construction underway with excellent EHS performance
Alumar

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Cost Optimization
■
Gardanne
■
Continue concentration on value-added products
■
Closure of UPCA and migration of products to Gardanne
■
Vaudreuil
■
Productivity improvements and cost cutting measures being
implemented
•
Hydrate production increased by 11% in the last two
years
■
Increased outsourcing offering reduced labour cost and flexibility to adjust to changing market conditions

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Sources : CRU, Metal Bulletin (MBR), Brook Hunt, Macquarie Bank, James F. King
Alcan
Moving from supply deficit to near-term surplus
Alumina World Market Balance Forecast
-2,000
-
2,000
4,000
6,000
8,000
10,000
-1,121
-1,104
-1,338
-1,361
-1,486
2005
 447
 1,483
 2,999
 2,626
 1,178
2006
 929
 1,673
 6,468
 3,079
 3,116
2007
 1,285
 2,015
 4,452
 5,337
 2,221
2008
Macquarie Bank – July 06
CRU - Apr 06
MBR - Sept 06
Brook Hunt - Aug. 06
James F. King – Aug 06
Alumina World Balance

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Market returns to surplus – immediate impact on spot prices
Spot and Australian Export Price Evolution
Spot
Aus. Export Price
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
San Ciprian
Aughinish
Worsley
Alumina
oversupply
High metal
prices
Hurricane
Eastern block
sell-down
Hurricane
Gramercy
explosion
Structural
tightness
(China)
Alunorte
Source: CRU
Historical Prices

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27
21
22
23
18
17
20
29
10
13
25
15
16
26
1
2
7
30
3
28
4
5
6
8
9
11
12
14
19
24
Non-Chalco
Chalco
Known Bauxite Reserves
Source : B&A Analysis, Brook Hunt
China could have up to 30 alumina refineries up and running by 2010
China Alumina Landscape

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China New Alumina Refineries
Cash costs
Domestic Prices
Min
Max
Min
Max
USD/t
Min
Max
Transport to
smelters
0
50
100
150
200
250
300
350
domestic
bauxite
imported
bauxite
tax+freight
premium
International
Spot Price
230$/t

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USD/t
2007 Alumina Cash Cost
Curve
tpy of production
Chinese capacity
Price zone
Alumina Demand

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Market Outlook
■
Alumina market expected in surplus for the next 2~3 years
■
China alone will represent more than 50% of the global growth in supply and demand
■
Chinese alumina imports expected to decrease
■
Due to the poor quality of the Chinese bauxite and the use of imported bauxite, the Chinese refineries are expected to be on the
3rd and 4th quartile of the industry cost curve
■
Self-regulating price is expected to remain in the 250~300$/mt range

©  2  0  06  A  L  C  A  N  I  N  C.Slide 22
•
Potential development of a large-scale integrated aluminium
facility (bauxite mine + alumina refinery + aluminium smelter)
•
Large high-quality bauxite resources (in excess of 500 Mt)
Utkal
•
Greenfield project of 1.5 Mt in the province of Orissa, India
•
Alcan owns 45% with Hindalco holding the other 55%
•
Investment decision expected by H1-2007
Guinea
•
Greenfield project of 1.5Mt in Guinea
•
Alcan to own 40% with Alcoa holding another 40%
•
Basic Agreement with the Government of Guinea now effective
•
Expect to make a decision on DFS by the end of 2006
Cameroon
Project
Description and Benefits
Ghana
•
MoU signed for the analysis of a mine and an alumina refinery project in joint venture with the State
•
Conceptual and pre-feasibility studies underway
Additional  Growth Opportunities
Opportunities in lowest cost quartile

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Summary and Key Priorities
■
Leverage AIMS – operational excellence
■
Complete construction and start-up of Gove
■
Complete expansion of Alumar
■
Continue action on high-cost facilities
■
Leverage our sustainability & technology/engineering know-how to pursue growth opportunities of large-scale assets in lowest cost quartile

©  2  0  06  A  L  C  A  N  I  N  C.Slide 24
APPENDIX

©  2  0  06  A  L  C  A  N  I  N  C.Slide 25

Source:  James King, B&A analysis
Bauxite
10% of world bauxite production
Bauxite Production by Country
Bauxite Production by Company

©  2  0  06  A  L  C  A  N  I  N  C.Slide 26

Source:  James King, B&A analysis
Alumina
Alumina Production by Region
Alumina Production by Company
9% of world alumina production

©  2  0  06  A  L  C  A  N  I  N  C.Slide 27